UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement
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Definitive Proxy Statement
Definitive Additional Materials
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MIMEDX GROUP, INC.
(Name of registrant as specified in its charter)
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MIMEDX Reminds Shareholders to Pre-Register for the Upcoming
Virtual 2021 Annual Meeting of Shareholders

Deadline to Pre-Register Extended to May 26, 2021 at 10:00 a.m. Eastern

Pre-Registration Required to Attend Annual Meeting

Visit www.votemimedx.com for Instructions on How to Pre-Register

MARIETTA, Ga., May 25, 2021 – MIMEDX Group, Inc. (NASDAQ: MDXG) (“MIMEDX” or the “Company”), an industry leader in utilizing amniotic tissue as a platform for regenerative medicine, today reminded shareholders to pre-register for the upcoming 2021 Annual Meeting of Shareholders (“Annual Meeting”), by no later than 10:00 a.m. Eastern on Wednesday, May 26, 2021.

In order to attend the virtual meeting, all MIMEDX shareholders of record must pre-register by the extended deadline of 10:00 a.m. Eastern on May 26, 2021. Instructions on how to pre-register can be found within the Company’s 2021 definitive proxy statement or online at www.votemimedx.com.

MIMEDX will be holding its Annual Meeting virtually on May 27, 2021 at 10:00 a.m. Eastern Time at www.cesonlineservices.com/mdxg21_vm. MIMEDX shareholders of record as of 5:00 p.m. Eastern Time on April 16, 2021 are entitled to vote at the Annual Meeting.

Important Information
The Company, its directors, director nominees and certain of its executive officers are participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. The Company has filed a definitive proxy statement and associated WHITE proxy card in connection with the solicitation of proxies for the Annual Meeting with the SEC. Details concerning the nominees of the Company’s board of directors for election at the Annual Meeting are set forth in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the Company’s participants and their respective interests in the matters to be voted on at the Annual Meeting, by security holdings or otherwise, are set forth in the definitive proxy statement and other documents filed with the SEC in connection with the Annual Meeting. Investors and shareholders can obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website at www.sec.gov. The Company’s shareholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents from the “SEC Filings” section of the Company’s website at www.mimedx.com.

About MIMEDX
MIMEDX is an industry leader in utilizing amniotic tissue as a platform for regenerative medicine, developing and distributing placental tissue allografts with patent-protected, proprietary processes for multiple sectors of healthcare. As a pioneer in placental biologics, we have both a core business, focused on addressing the needs of patients with acute and chronic non-healing wounds, and a promising late-stage pipeline targeted at decreasing pain and improving function for patients with degenerative musculoskeletal conditions. We derive our products from human placental tissues and process these tissues using our proprietary methods, including the PURION® process. We employ Current Good Tissue Practices, Current Good Manufacturing Practices, and terminal sterilization to produce our allografts. MIMEDX has supplied over two million allografts, through both direct and consignment shipments. For additional information, please visit www.mimedx.com.

Contacts:
Investors:
Jack Howarth
Investor Relations
404-360-5681
jhowarth@mimedx.com

Media:
Hilary Dixon
Corporate Communications
770-651-9307
hdixon@mimedx.com

MDXG Pre-Registration Reminder Social Media Posts

Twitter:

MDXG Shareholders: Remember to register to attend our Annual Meeting of Shareholders. The deadline has been extended to May 26 by 10am ET. REGISTER TODAY. Info on how to register: votemimedx.com

Facebook:

MDXG Shareholders: Remember to register to attend our Annual Meeting of Shareholders. The deadline has been extended to May 26 by 10am ET. REGISTER TODAY for our Annual Meeting on Thursday, May 27th at 10 a.m. ET. For more information on how to register, please visit: https://votemimedx.com/

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MDXG Stockholders: remember to register 48 hours ahead of the Annual Meeting. Click here to learn how.

MIMEDX

Home | Our Director Nominees | Driving Shareholder Value | Shareholder Materials | How to Vote

Driving Shareholder Value

We are focused on executing our long-term strategic plan to enhance value for all MIMEDX shareholders. From foundation to transformation, our plan includes:

- Investing in core business for growth, including investment in commercialization activities
- Positioning for pipeline acceleration, with focus on R&D
- International expansion
- Manufacturing improvements
- Executive compensation aligned with operational and financial goals

The significant progress we made in 2020 has created a strong foundation for growth, and we are confident MIMEDX is on the right path forward. We look forward to continuing to execute on our current strategy to drive shareholder value.

Your vote is extremely important.

Vote the WHITE proxy card today!

If you have questions or need assistance voting your shares, please contact our proxy solicitor:

MORROW SODALI
Toll Free: (800) 662-5200 or at (203) 658-9400
MDXG@investor.Morrowsodali.com

If you have any questions or comments regarding MIMEDX, please contact:

MEDIA
Hilary Dixon
Corporate & Strategic Communications
770-651-9307
hdixon@mimedx.com

MDXG Stockholders: remember to register 48 hours ahead of the Annual Meeting. Click here to learn how.

MIMEDX

Home | Our Director Nominees | Driving Shareholder Value | Shareholder Materials | How to Vote

Shareholder Materials

MAY 5, 2021

MIMEDX 2021 Annual Report

DOWNLOAD REPORT

APRIL 30, 2021

MIMEDX Definitive Proxy Statement

DOWNLOAD FILING

APRIL 30, 2021

MIMEDX Letter to Shareholders

DOWNLOAD LETTER

Your vote is extremely important.

Vote the WHITE proxy card today!

If you have questions or need assistance voting your shares, please contact our proxy solicitor:

MORROW SODALI
Toll Free: (800) 662-5200 or at (203) 658-9400
MDXG@investor.Morrowsodali.com

If you have any questions or comments regarding MIMEDX, please contact:

MEDIA
Hilary Dixon
Corporate & Strategic Communications
770-651-9307
hdixon@mimedx.com